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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934

                                 Amendment No. 1

                         American Financial Corporation
     ----------------------------------------------------------------------
                                (Name of Issuer)

                         American Financial Group, Inc.
                         American Financial Corporation

     ----------------------------------------------------------------------
                       (Name of Persons Filing Statement)

                   Series F Cumulative Voting Preferred Stock
                   Series G Cumulative Voting Preferred Stock

     ----------------------------------------------------------------------
                         (Title of Class of Securities)

                              Series F - 026087809
                              Series G - 026087874

     ----------------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                             James C. Kennedy, Esq.
                         American Financial Corporation
                             One East Fourth Street
                             Cincinnati, Ohio 45202
                                 (513) 579-2538

     ----------------------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications
                     on Behalf of Persons Filing Statement)

This Statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.   [ ] A tender offer.

d.   [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]


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                            CALCULATION OF FILING FEE

Transaction Valuation:  $286,604,863            Amount of Filing Fee:  $57,321


[x] Check Box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

AMOUNT PREVIOUSLY PAID:                   $57,321
FILING PARTY:                             American Financial Corporation
FORM OR REGISTRATION NO.:                 Preliminary Proxy Statement
DATE FILED:                               July 16, 1997

     This Amended Rule 13e-3 Transaction Statement is being filed by American Financial Group, Inc. and its subsidiary, American Financial Corporation, both Ohio corporations, in connection with a proposal to cause a merger of American Financial Corporation whereby all of its Series F and G Preferred Stock would be converted into the right to receive cash or shares of its new Series J Preferred Stock.

         The following Cross Reference Sheet, prepared in accordance with General Instruction F to Schedule 13E-3, shows the location in the Preliminary Proxy Statement filed by American Financial Corporation on the date hereof of the information required to be included in this Schedule 13E-3. The information set forth in the Proxy Statement, including all exhibits thereto, is expressly incorporated by reference as set forth in the Cross Reference Sheet in response to each item of this Schedule 13E-3 and the responses to each item in this
Schedule 13E-3 are qualified in their entirety by the information contained in the Proxy Statement.


 ITEM IN SCHEDULE 3E-3      WHERE LOCATED IN PROXY STATEMENT

 1(a)                       Cover Page

 1(b) Description of Preferred Stock; Introduction - Proposal No. 1 Adoption of the Merger Agreement; Ownership of Preferred Stock

 1(c)                       The Merger - Market Price and Dividend Data

 1(d)                       The Merger - Market Price and Dividend Data

 1(e)                       *

 1(f)                       Ownership of Preferred Stock

 2(a)                       Management, Principal Shareholders

 2(b)                       Management, Principal Shareholders



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 2(c)                       Management, Principal Shareholders

 2(d)                       Management, Principal Shareholders

 2(e)                       *

 2(f)                       *

 2(g)                       *

 3(a)(1.)                   Certain Transactions

 3(a)(2.)                   *

 3(b)                       *

 4(a)                       The Merger Agreement

 4(b)                       *

 5(a)                       The Merger Agreement

 5(b)                       *

 5(c)                       *

 5(d) The Merger - Comparison of Preferred Shares and Introduction - Proposal No. 1

 5(e)                       *

 5(f)                       Introduction - Proposal No. 1

 5(g)                       *

 6(a)                       The Merger Agreement - Expenses

 6(b)                       The Merger Agreement - Expenses

 6(c)                       *

 6(d)                       *

 7(a)                       Special Factors - The Special Committee

 7(b)                       Special Factors - The Special Committee

 7(c)                       Special Factors - The Special Committee

 7(d) The Merger - Conflicts of Interest, Certain United States Federal Income Tax Consequences

 8(a) The Merger - Actions of the Special Committee and Recommendation of the Board of Directors



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 8(b)                       Special Factors - The Special Committee

 8(c)                       Voting at the Meeting; The Merger - Vote Required;
                            Certain Expected Voting

 8(d)                       Special Factors - The Special Committee

 8(e)                       Special Factors - The Special Committee

 8(f)                       *

 9(a)                       Special Factors - The Special Committee

 9(b)                       Special Factors - The Special Committee

 9(c)                       Special Factors - Opinion of the Special Committee's
                            Financial Advisor

 10(a)                      Ownership of Preferred Stock

 10(b)                      *

 11                         The Merger - Vote Required; Certain Expected Voting

 12(a)                      The Merger - Vote Required; Certain Expected Voting

 12(b)                      The Merger - Recommendation of the Board of
                            Directors

 13(a)                      The Merger Agreement - Dissenters' Rights

 13(b)                      *

 13(c)                      *

 14(a)                      Selected Financial Data; Financial Statements

 14(b)                      Pro Forma Financial Information

 15(a)                      Voting at the Meeting - Proxies

 15(b)                      *

 16                         *

 17(a)                      *

 17(b)                      *

 17(c)                      *

 17(d)                      *

 17(e)                      The Merger - Dissenters' Rights; Exhibit C to Proxy
                            Statement

 17(f)                      *


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 *The item is located in the Schedule 13E-3 only.

ITEM 1.  Issuer and Class of Security Subject to the Transaction

         (a)      See Cross Reference Sheet
         (b)      See Cross Reference Sheet
         (c)      See Cross Reference Sheet
         (d)      See Cross Reference Sheet
         (e) In October 1996, American Financial Group, Inc. sold $100 million (proceeds to the company) of trust preferred securities due 2026, comprised of 4 million shares sold at $25 per share. In December 1995, American Financial Group, Inc. sold 4.6 million shares of common stock at a price of $28.875 per share, providing proceeds to the company of $110.9 million.
         (f)      See Cross Reference Sheet

ITEM 2.  Identity and Background.

         The persons filing this statement are American Financial Group, which owns all of the Common Stock, which constitutes approximately 76% of the voting power, of American Financial Corporation which is also a filer. American Financial corporation is the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction.

         (a)      See Cross Reference Sheet
         (b)      See Cross Reference Sheet.
                  The business address of each of the directors and executive officers is the same as that listed for American Financial Group, Inc.
         (c)      See Cross Reference Sheet
         (d)      See Cross Reference Sheet
         (e) None of the directors or executive officers have been convicted in a criminal proceeding (other than traffic violations and similar misdemeanors) nor has any of them been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction that resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws. Each is a U.S. citizen.
         (f) None of the directors or executive officers have been convicted in a criminal proceeding (other than traffic violations and similar misdemeanors) nor has any of them been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction that resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws. Each is a U.S. citizen.
         (g)      U.S.

ITEM 3.  Past Contracts, Transactions or Negotiations

         (a)      (1)      See Cross Reference Sheet


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                           Pursuant to an Agreement and Plan of Acquisition and
                           Reorganization (the "Agreement") dated as of December 9, 1994, in a series of mergers, American Premier Underwriters, Inc. ("APU") and American Financial Corporation ("AFC") combined their respective businesses by becoming subsidiaries of American Financial Group, Inc. in April 1995. Pursuant to one merger, APU became a subsidiary of AFG with each issued and outstanding share of APU Common Stock being converted into one share of AFG Common Stock and each issued and outstanding share of APU Preferred Stock being converted into one share of preferred stock of AFG. In another merger, AFC became a subsidiary of AFG with each share of AFC Common Stock being converted into the right to receive shares of AFG Common Stock at a rate equal to 1.45 shares of AFG Common Stock for each share of AFC Common Stock; cash was paid in lieu of fractional shares of AFG Common Stock. The merger involving AFC had no effect upon the AFC Preferred Stock which remained issued and outstanding after that merger.

                           In the merger completed on April 3, 1995, AFG issued
                           71.4 million shares of its Common Stock in exchange for all of the outstanding common stock of AFC and APU.

                  (1)      None.

         (b)      None.

ITEM 4.  Terms of the Transaction.

         (a)      See Cross Reference Sheet
         (b)      None.

ITEM 5.  Plans or Proposals of the Issuer or Affiliate

         (a)      See Cross Reference Sheet
         (b)      None.
         (c)      None.
         (d)      See Cross Reference Sheet
         (e)      None.
         (f)      See Cross Reference Sheet
                  If the merger proposal is approved, the registration under the Securities Exchange Act of 1934 of the Series F and Series G Preferred Stock would be terminated.
         (g) The issuer expects to continue to be obligated to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934.



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ITEM 6.  Source and Amounts of Funds or Other Considerations

         (a)      See Cross Reference Sheet
         (b)      See Cross Reference Sheet
         (c) Great American Holding Company, a wholly-owned subsidiary of American Financial Corporation, has a revolving loan agreement with a group of banks headed by The First National Bank of Boston and Bank of America Illinois, N.A. Borrowings bear interest at floating rates based on prime or LIBOR and are collateralized by 50% of the stock of Great American Insurance Company.
                  The facility is guaranteed by American Financial Corporation.
         (d)      Not applicable.

ITEM 7.  Purposes, Alternatives, Reasons and Effects.

         (a)      See Cross Reference Sheet
         (b)      See Cross Reference Sheet
         (c)      See Cross Reference Sheet
         (d)      See Cross Reference Sheet

ITEM 8.  Fairness of the Transaction

         (a)      See Cross Reference Sheet
         (b)      See Cross Reference Sheet
         (c)      See Cross Reference Sheet
         (d)      See Cross Reference Sheet
         (e)      See Cross Reference Sheet
         (f)      No other offer received.

ITEM 9.  Reports, Opinions, Appraisals and Certain Negotiations.

         (a)      See Cross Reference Sheet
         (b)      See Cross Reference Sheet
         (c)      See Cross Reference Sheet

ITEM 10. Interest in Securities of the Issuer.

         (a)      See Cross Reference Sheet
         (b) There have been no transactions in the Series F and Series G Preferred Stock during the past 60 days by the filers of this statement or by any pension, profit sharing or similar plan of the issuer or any of its affiliates or any other person enumerated in Instruction C of this Schedule 13E-3 or by any associate or a majority-owned subsidiary of the issuer or affiliate.



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ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's
Securities.

See Cross Reference Sheet

ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

         (a)      See Cross Reference Sheet
         (b)      See Cross Reference Sheet

ITEM 13.          Other Provisions of the Transaction

         (a)      See Cross Reference Sheet
         (b) No provisions for access to information or counsel or appraisal services have been afforded.
         (c)      Not Applicable.

ITEM 14.          Financial Information

         (a)      See Cross Reference Sheet
         (b)      See Cross Reference Sheet

ITEM 15.          Persons and Assets Employed, Retailed or Utilized.

         (a)      See Cross Reference Sheet
         (b)      None.

ITEM 16.          Additional Information

                  None

ITEM 17.          Material to be Filed as Exhibits.

         (a) Credit Agreement dated as of December 7, 1993, as amended, among Great American Holding Corporation, The First National Bank of Boston and Bank of America Illinois, N.A. as managing agents
         (b) (i) Opinions of Libra Investments, Inc. and Houlihan, Lokey, Howard & Zukin (filed as Exhibits B and D, respectively, to the Proxy Statement) (ii) Report of Libra Investments, Inc. (to be filed by amendment)
         (c) Agreement and Plan of Merger (filed as Exhibit A to the Proxy Statement)
         (d)      Proxy Statement (previously filed)
         (e) Ohio Revised Code Section 1701.85 (filed as Exhibit C to the Proxy Statement)
         (f)      None


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                                    SIGNATURE

         The undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:   September 11, 1997         AMERICAN FINANCIAL GROUP, INC.



                                    BY:  James C. Kennedy
                                       ----------------------------------------
                                             Name:      James C. Kennedy
                                             Title:     Deputy General Counsel
                                                        and Secretary


Dated:   September 11, 1997         AMERICAN FINANCIAL CORPORATION



                                    BY:  James C. Kennedy
                                       ----------------------------------------
                                             Name:      James C. Kennedy
                                             Title:     Deputy General Counsel
                                                        and Secretary